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                                                                    Exhibit 32.1

CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. SECTION 1350)

In connection with the Quarterly Report of Fedders Corporation, a Delaware corporation (the "Company"), on Form 10-Q/A for the three months ending June 30, 2004 as filed with the Securities and Exchange Commission (the "Report"), I, Sal Giordano, Jr., Chief Executive Officer of the Company, certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Sal Giordano, Jr.
-------------------------------------
Sal Giordano, Jr.
Chief Executive Officer

Date: November 29, 2004

A signed original of this written statement required by Section 906 has been provided to Fedders Corporation and will be retained by Fedders Corporation and furnished to the Securities and Exchange Commission or its staff upon request.

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